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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  AMENDMENT #1
                                   FORM 8-K/A


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): OCTOBER 3, 2000
                                (AUGUST 2, 2000)







                          AMERICAN PAD & PAPER COMPANY
             (Exact name of registrant as specified in its charter)

                         Commission file number 1-11803


              Delaware                                  04-3164298
   (State or other jurisdiction of                   (I.R.S. Employer
   incorporation or organization)                    Identification No.)

17304 Preston Road, Suite 700, Dallas, TX               75252-5613
(Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (972) 733-6200






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The Company's Current Report on Form 8-K, originally filed with the
Securities and Exchange Commission on August 2, 2000, hereby is amended by adding the following information:

Item 5.  Other.

     Exhibit C, Form of Transitional Services Agreement
     Exhibit F, Form of Interim Order
     Exhibit G, Form of Sale Order
     Exhibit H, Form of Cure Notice


Exhibits C, F, G and H to the asset purchase agreement, as well as the entire asset purchase agreement, are incorporated herein as Exhibit 2.04.


Exhibit

2.04 Asset Purchase Agreement for the sale of the Company's Ampad and Continuous Forms divisions among PAD AND PAPER COMPANY OF AMERICA LLC, as Buyer, and American Pad & Paper Company, American Pad & Paper Company of Delaware, Inc., AP&P Manufacturing, Inc., WR Acquisition, Inc. and American Pad & Paper Sales Company, Inc., as Sellers.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       American Pad & Paper Company



October 3, 2000                        /s/ David N. Pilotte
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Date                                   David N. Pilotte
                                       Vice President and Corporate Controller
                                       Principal Accounting Officer